NYSE: OXM September 16, 2015

Introductions: K. Scott Grassmyer EVP – Finance, CFO Anne M. Shoemaker VP Capital Markets, Treasurer

Safe Harbor This presentation includes statements that constitute forward-looking statements within the meaning of the federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which are not historical in nature. We intend for all forward-looking statements contained herein or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation, the impact of economic conditions on consumer demand and spending, particularly in light of general economic uncertainty that continues to prevail, demand for our products, competitive conditions, timing of shipments requested by our wholesale customers, expected pricing levels, retention of and disciplined execution by key management, the timing and cost of store openings and of planned capital expenditures, weather, costs of products as well as the raw materials used in those products, costs of labor, acquisition and disposition activities, expected outcomes of pending or potential litigation and regulatory actions, access to capital and/or credit markets, the ultimate impact of the Ben Sherman sale transaction on our business and operating results and the impact of foreign losses on our effective tax rate. Forward-looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. contained in our Annual Report on Form 10-K for the period ended January 31, 2015 under the heading "Risk Factors" as updated in Part II, Item 1A contained in our Quarterly Report on Form 10-Q for the quarter ended August 1, 2015 and those described from time to time in our reports filed with the SEC. Presentation of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. The Company believes that presenting operating results and outlook on a non-GAAP basis is useful to investors because it allows investors to make decisions based on ongoing operations. For reference, tables reconciling historic non-GAAP financial measures, which are unaudited, to comparable GAAP measures are included at the end of the Company’s March 26, 2015 and September 2, 2015 press releases. Comparable Store Sales The Company’s disclosures about comparable store sales include sales from its full-price stores and e-commerce sites, excluding sales associated with e-commerce flash clearance sales. Definitions and calculations of comparable store sales differ among companies in the retail industry, and therefore comparable store metrics disclosed by the Company may not be comparable to the metrics disclosed by other companies.

Oxford’s Strategy To own, develop and use powerful, emotional brands to drive sustained, profitable growth.

Oxford Investment Highlights  Owner of high-margin, lifestyle oriented brands  Strong, well-developed market position for Tommy Bahama with unexploited potential in direct to consumer, women’s and international markets  Continued opportunities for growth at Lilly Pulitzer in all channels of distribution  Well-run business in Lanier Clothes with strong cash flow  Solid capital structure in place to support growth  Variety of opportunities to drive shareholder value

Revenue Dominated by Lifestyle Brands Fiscal 2014 – Continuing Operations 68% 18% Oxford Consolidated Fiscal 2014 (ended January 31, 2015 from continuing operations) Net Sales: $920.3 million Adjusted EPS: $3.46 per share Dividends per share: $0.21 per quarter First Half Fiscal 2015 (ended August 1, 2015 from continuing operations) Net Sales: Increased 9% to $511.1 million Adjusted EPS: Increased 16% to $2.62 per share Dividends per share per quarter: $0.25 Ben Sherman (discontinued operations) In July 2015, completed the sale of the Ben Sherman business for $63.7 million. Proceeds from sale used to reduce debt. OXM: Oxford Consolidated Results

Strong Organic Growth Tommy Bahama 7-10 new Tommy Bahama stores per year • Innovation in store formats creating new opportunities Comp store sales increases Robust e-commerce business • Continued double digit growth opportunity Women’s • Investment in design talent will be reflected in Spring 2016 collection • Opportunity to be 50% of business Lilly Pulitzer 5+ new stores per year • Opportunity for geographic expansion Comp store sales increases Significant and growing e-commerce business • 28% of sales in FY14 • Launched mobile app in Spring 2015 • Rapidly growing consumer database Wholesale • Geographic opportunity west of Mississippi Acquisition Strategy Patient, but committed strategy to additional brand(s) Solid capital structure to support growth • $182 million of availability under existing credit facility at end of Q2 2015 • Access to capital markets

Tommy Bahama designs, sources, markets and distributes men’s and women’s sportswear and related products that are intended to define casually elegant island living. H1 FY 2015 H1 FY 2014 Net Sales $338.5 million $316.1 million Op Income (adj.) $41.7 million $42.5 million Op Margin (adj.) 12.3% 13.4% FY 2014 FY 2013 Net Sales $627.5 million $584.9 million Op Income (adj.) $72.9 million $74.3 million Op Margin (adj.) 11.6% 12.7% Top-line growth in the mid to high single digits in fiscal 2015 • Over 100 full-price stores, 40 outlets and 15 retail-restaurant locations • Expect to open 11 stores in fiscal 2015 • Sales per sq. ft. $680 (full-price domestic FY14) • Low to mid single digit comp store sale increases • Women’s ≈30% of full price retail store business Operating margin pressure in 2015: • $2.2 million pre-opening costs for Waikiki retail, restaurant location • $2.6 million associated with Tommy Bahama office relocation • Loss in APAC business of approx. $8.5 million Expect operating margin expansion in 2016 Wholesale 26% Restaurant 10% E-commerce 14% Full-price Retail & Outlets 50% Premium Distribution (Fiscal 2014)

FY 2014 FY 2013 Net Sales $167.7 million $137.9 million Op Income (adj.) $32.5 million $26.2 million Op Margin (adj.) 19.4% 19.0% Wholesale 38% E-commerce 28% Full-price Retail 34% Lilly Pulitzer designs, sources, markets and distributes upscale collections of women’s and girl’s dresses, sportswear and other products. Lilly Pulitzer was originally created in the late 1950’s and is an affluent brand with a heritage and aesthetic based on the Palm Beach resort lifestyle. Premium Distribution (Fiscal 2014) Top-line growth ≈20% in fiscal 2015 • Over 30 full-price stores (no outlets) • Expect to open 6 stores in fiscal 2015 • Sales per sq. ft. $730 (FY14) • H1 comp store sales increase of 31% • Half of wholesale sales from ≈70 “Signature Stores” • 42% sportswear, 38% dresses, 20% accessories and children’s (FY14) Gross margin expansion due to more DTC in sales mix Going forward, expect to maintain or slightly expand strong operating margin H1 FY 2015 H1 FY 2014 Net Sales $123.7 million $96.9 million Op Income (adj.) $37.3 million $26.1 million Op Margin (adj.) 30.1% 26.9%

Opportunity for geographic expansion:

Lanier Clothes designs, sources and markets branded and private label men's suits, sportcoats, suit separates, dress slacks and casual pants across a wide range of price points.

	H1 FY 2015	H1 FY 2014
Net Sales	$44.5 million	$50.1 million
Op Income	$3.6 million	$4.3 million
Op Margin	8.1%	8.5%
	FY 2014	FY 2013
Net Sales	$112.9 million	$109.5 million
Op Income	$10.8 million	$10.8 million
Op Margin	9.6%	9.9%

Small capital base consisting primarily of working capital and minimal cap ex providing a very good return on cash invested

67% of 2014 sales were from licensed and owned brands:

Licensed Brands

- Kenneth Cole®
- Dockers®
- Geoffrey Beene®

Owned Brands

- Billy London®

FY15

- Expect sales to decrease to approximately $100 million
- Expect operating margin of approximately 8.5%
- Pursuing various opportunities for future top-line growth

Capital Structure to Support Growth Solid financial position to invest in growing our business: • At August 1, 2015, unused availability of $182.1 million under revolving credit facility • Outstanding borrowings of $45.0 million under revolving credit facility • Weighted average borrowing rate of 1.7% • Run rate interest expense of ≈ $2.7 million in fiscal 2015 • Capital expenditures for fiscal 2015, including $41.1 million incurred in the first half, are expected to be approximately $70 million compared to $50 million in fiscal 2014. Fiscal 2015 includes: – new leased space for Tommy Bahama ‘s Seattle office, – the Tommy Bahama retail-restaurant location in Waikiki and – additional distribution space for Lilly Pulitzer – new retail stores, information technology initiatives and store remodeling Cash Flow: • Strong cash flow from operations - $95.4 million in fiscal 2014 • Reduced debt in FY14 by $33 million after capital expenditures, dividend payments and Lilly Pulitzer earn-out payment • Proceeds from sale of Ben Sherman used to reduced debt

Oxford Investment Highlights  Owner of high-margin, lifestyle oriented brands  Strong, well-developed market position for Tommy Bahama with unexploited potential in direct to consumer, women’s and international markets  Continued opportunities for growth at Lilly Pulitzer in all channels of distribution  Well-run business in Lanier Clothes with strong cash flow  Solid capital structure in place to support growth  Variety of opportunities to drive shareholder value

NYSE: OXM